SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2017

Vilacto Bio Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55023	46-3883208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fabriksvej 48 4700 Naestved, Denmark
(Address of principal executive offices)

Registrant’s telephone number, including area code: +16468937895

____________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this Current Report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the “Risk Factors” incorporated by reference in this Current Report below.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

Section 5 - Corporate Governance and Management

Section 5.06 -Change in Shell Company Status.

Based on the current operations of Vilacto Bio, Inc. (the “Company”), the Company ceased being a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. The current operations of the Company are described in this Current Report on Form 8-K.

The Company was incorporated in the State of Nevada on February 25, 2013. On February 21, 2017, Dana Gallovicova, the sole officer and director at the time, agreed to transfer her 5,000,000 shares of common stock in the Company to Gert Andersen pursuant to a Stock Purchase Agreement. Upon Mr. Andersen taking over as sole officer and director, the Company has devoting substantially all of its efforts to establish a new business in the skin care industry.

In the past few months, the Company has taken active steps to further its business plan, including the following:

  On April 4, 2017, the Company entered into a license agreement with Pharma GP ApS. (“Pharma GP”) and acquired an exclusive license to sell certain cosmetic products or ingredients covered by United States Patent No. US 8,637,075 in the territory of the United States. The Company’s products are manufactured by Pharma GP.
  In July, 2017, the Company upgraded its facility to include an additional storage containers, improved mixing machines and upscale filtration units.
  In July 2017, the Company launched and is currently marketing a line of skin care products on its website at www.vilacto.com. The Company has entered into an affiliate network program with Rakuten / LinkShare, whereby other websites in the industry will post links to the Company’s website.
  On August 29, 2017, the Company has made an agreement with Rakuten Super Logistics (RSL) to handle inventory, fulfillment and shipment.
  On October 27, 2017, the Company entered into a licensing agreement with Carmen Electra to develop a daily use cream under the brand name Carmen Electra by Vilact,
  The Company has secured 19,500 units of product in its inventory, which consists of lotions, skin care creams and gels, lip balms, foot creams and oils, and similar items.
  The Company is in the final stages of developing its new anti-aging skin care line.

As a result of the foregoing, the Company had $133,284 in inventory on its balance sheet as of September 30, 2017 and is required to make ongoing minimum monthly royalty payments to Pharma GP. As such, the Company’s financial statements provide evidence that its operations are no longer nominal. The Company incurred $57,235 in operating expenses for the three months ended September 30, 2017 in pursuit of its business plan. The Company is no longer a shell company.

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Form 10 Information

BUSINESS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and quarterly report on Form 10-Q filed with the SEC on November 8, 2017 and is incorporated herein by reference.

RISK FACTORS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and is incorporated herein by reference.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and quarterly report on Form 10-Q filed with the SEC on November 8, 2017 and is incorporated herein by reference.

PROPERTIES

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of November 14, 2017, by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 90,000,000 shares of common stock issued and outstanding on November 14, 2017. Except as otherwise indicated, the address of each person named in this table is c/o Vilacto Bio Inc., Fabriksvej 48 4700 Naestved, Denmark.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Executive Officers & Directors:
Common	Gert Andersen	75,000,000 shares	83%
Total of All Directors and Executive Officers:		75,000,000 shares	83%
More Than 5% Beneficial Owners:
None

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DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and quarterly report on Form 10-Q filed with the SEC on November 8, 2017 and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and quarterly report on Form 10-Q filed with the SEC on November 8, 2017 and is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The information required to be provided herein is set forth in “Description of Securities” and other portions of the Prospectus in the Form S-1/A filed with the SEC on July 23, 2013, and in Form 8-K filed with the SEC on April 5, 2017.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Description of Securities” and other portions of the Prospectus in the Form S-1/A filed with the SEC on July 23, 2013.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and quarterly report on Form 10-Q filed with the SEC on November 8, 2017 and is incorporated herein by reference.

Changes in and disagreements with accountants on accounting and financial disclosure

The information required to be provided herein is set forth in “Items 4.01 and 9.01” in the Form 8-K filed with the SEC on June 13, 2017, and is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Financial Statements

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on July 14, 2017 and quarterly report on Form 10-Q filed with the SEC on November 8, 2017 and is incorporated herein by reference.

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description	Incorporation by Reference
3.1	Articles of Incorporation	Form S-1 filed with the SEC on May 15, 2013
3.2	Bylaws	Form S-1 filed with the SEC on May 15, 2013
3.3	Articles of Merger	Form 8-K filed with the SEC on April 5, 2017
10.1	Stock Purchase Agreement	Form 8-K filed with the SEC on April 20, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vilacto Bio Inc.

/s/ Gert Andersen

Gert Andersen

CEO

Date: November 14, 2017

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